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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of NAVTEQ CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint JUDSON C. GREEN, DAVID B. MULLEN and LAWRENCE M. KAPLAN, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver this Annual Report on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the Annual Report and any amendment, thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, each of the undersigned has subscribed these presents as of the date set forth opposite such signatory's name.

                                                  Date: March 15, 2004
/s/ Judson C. Green
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Judson C. Green, Director, President and Chief
Executive Officer (principal executive officer)


/s/ David B. Mullen                               Date: March 15, 2004
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David B. Mullen, Executive Vice President and
Chief Financial Officer (principal financial
officer)


/s/ Neil Smith                                    Date: March 15, 2004
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Neil Smith, Vice President and Corporate
Controller (principal accounting officer)


/s/ Richard J.a. De Lange                         Date: March 8, 2004
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Richard J.A. de Lange, Director

/s/ T. Russell Shields                            Date: March 5, 2004
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T. Russell Shields, Director


/s/ Wilhelmus C.  M.  Groenhuysen                 Date: March 2, 2004
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Wilhelmus C. M. Groenhuysen, Director


/s/ Scott M. Weisenhoff                           Date: March 5, 2004
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Scott M. Weisenhoff, Director


/s/ Dirk-jan Van Ommeren                          Date: March 11, 2004
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Dirk-Jan van Ommeren, Director